UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): May 22, 2003

Rock-Tenn Company

(Exact Name of Registrant as Specified in Its Charter)

Georgia	0-23340	62-0342590
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

504 Thrasher Street, Norcross, Georgia	30071
(Address of Principal Executive Offices)	(Zip Code)

(770) 448-2193
(Registrant’s telephone number, including area code)

SIGNATURES
INDEX TO EXHIBITS
UNDERSTANDING ROCK-TENN SLIDE PRESENTATION

Item 7.       Financial Statements, Pro-forma Financial Information, and Exhibits

(c)	Exhibits (furnished pursuant to Item 12)

99.1 “Understanding Rock-Tenn” Slide Presentation

Item 9.       Regulation FD Disclosure

The following information is furnished pursuant to Item 12, “Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216.

On May 22, 2003, Rock-Tenn Company (“Rock-Tenn”) made available on its website at www.rocktenn.com (the “Website”) a copy of a slide presentation entitled “Understanding Rock-Tenn” (the “Slide Presentation”) in which it disclosed certain financial information related to results of operation and financial condition for fiscal 2002 and other completed fiscal years. The Slide Presentation can be reached from the Website by first clicking the link entitled “Investors” and then the link entitled “Presentations.” A copy of the Slide Presentation is attached hereto as Exhibit 99.1 and is hereby incorporated herein. All information in the Slide Presentation is presented as of May 22, 2003, and Rock-Tenn does not undertake any obligation to correct that information, disclaim the accuracy of the information should the facts change, or update that information in the future.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCK-TENN COMPANY (Registrant)

Date: May 22, 2003	By:	/s/ STEVEN C. VOORHEES

Steven C. Voorhees, Executive Vice-President and Chief Financial Officer (Principal Financial Officer, Principal Accounting Officer and duly authorized officer)

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INDEX TO EXHIBITS

Exhibit Number and Description

99.1       “Understanding Rock-Tenn” Slide Presentation

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